Corporate Overview August 2018 Exhibit 99.1

Some of the statements in this presentation constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995, including, but not limited to, our development plans, the ability of ECOSPOR III to support SER-109 approval, the promise and potential impact of any of our microbiome therapeutics or clinical trial data, timing of and plans to initiate clinical studies of SER-287 and SER-401, the timing and results of any clinical studies, and the sufficiency of cash to fund operations. Such statements are subject to important factors, risks and uncertainties (such as those discussed under the caption "Risk Factors" in the Company’s Report on Form 10-Q filed on August 2, 2018 and its other filings with the SEC) that may cause actual results to differ materially from those expressed or implied by such forward looking statements. Any forward looking statements included herein represent our views as of today only. We may update these statements, but we disclaim any obligation to do so.  Forward looking statements

Seres investor highlights Phase 3 stage company developing microbiome-based therapeutics, a highly promising new area of medicine Leader in microbiome drug development with differentiated capabilities, leading CMC and demonstrated GMP quality, and supportive clinical data Focused R&D efforts in the areas of infectious diseases and inflammation & immunology, including immuno oncology Experienced, highly accomplished leadership team Platform Opportunity Pipeline Team

The microbiome is essential to human health Human gastrointestinal microbiome is a vast interacting network of organisms Microbial ecology provides essential functions for the host: Modulation of immune system Colonization resistance against potential pathogens Regulation of host metabolism Synthesis of certain vitamins Breakdown of carbohydrates Significant opportunity for microbiome therapeutics to impact disease outcomes

Business strategy Prioritize serious diseases where dysbiosis of the gut microbiome has a causal role Focused R&D on clinical programs Computational biology Basic microbiome research Microbiology Translational science Clinical development Advanced GMP manufacturing World class, differentiated, microbiome expertise Collaborations with leading academic centers to efficiently advance research in promising new areas Research in new therapeutic areas SER-287 for Ulcerative Colitis SER-109 for recurrent C. difficile infection Adjunctive microbiome therapy with immuno-oncology

Robust microbiome therapeutics pipeline PRECLINICAL PHASE 1b PHASE 2 Synthetically fermented Infectious Inflammatory SER-401 Inflammatory Bowel Disease (IBD) SER-262 Primary C. difficile SER-301 Immuno-oncology – in combination with anti-PD-(L)1 therapy Biologically sourced SER-287 Ulcerative colitis PHASE 3 SER-109 Recurrent C. difficile SER-155 Prevention of infection and GVHD following hematopoietic stem cell or solid organ transplant  Pivotal study Phase 2B Collaboration with Nestlé Health Science regarding C. difficile and IBD programs for markets outside of North America Phase 1B

Clostridium difficile Infection Overview and R&D Programs

C. difficile infection overview Infectious disease caused by toxin-producing anaerobic, spore-forming bacteria, resulting in diarrhea, abdominal pain, fever, and nausea Leading cause of hospital-acquired infection in the US Approximately 29,000 deaths/year ~25% of patients with primary C. difficile recur Risk of relapse increases with each recurrence Multiply recurrent C. difficile infection incidence increased 188% between 2001-2010 Sources: Leffler and Lamont, New England Journal of Medicine, 2015; Ma et al. Annals of Internal Medicine, 2017.

Microbiome therapeutic intervention – Race to Repair Hypothetical patient course Healthy person with intact pathogen resistance High diversity microbiome Use of broad spectrum antibiotics Active C. diff. infection Antibiotic treatment of C. diff. infection Potential for microbiome therapy to reduce risk of C. diff. recurrence Antibiotic mediated C. diff. killing Antibiotic exacerbation of dysbiosis Gastrointestinal microbiome diversity C. diff. bacterial & cytotoxin levels C. diff. recurrence risk C. diff. outgrowth & cytotoxin production Therapeutic objective: microbiome treatment to increase bacterial diversity in the GI tract Antibiotic mediated dysbiosis

Phase 3 SER-109 ECOSPOR III study – enrollment progress ongoing FDA Breakthrough and Orphan Drug designation Based on FDA feedback, ECOSPOR III designated as a Phase 3 study Phase 3 study incorporates key learnings from prior clinical studies: SER-109 dose is approximately 10-fold higher than dose used in Phase 2 study C. difficile toxin assay to be used at study entry and for primary endpoint Multiply recurrent C. difficile patients, screened by toxin assay All subjects treated with standard of care antibiotics Primary endpoint: C. diff. recurrence, at up to 8 weeks Safety follow-up to 24 weeks Phase 3 ECOSPOR III study design SER-109 (n = 160) Placebo (n =160)

SER-262 Phase 1b dosing study in patients with primary C. difficile infection Primary Objective Safety and tolerability at 24 weeks Relative risk of C. difficile recurrence compared to placebo at up to 8 weeks Secondary Objectives Microbiome engraftment Time to C. difficile recurrence Relative risk of recurrence at up to 4, 12, and 24 weeks after treatment  Cohort 1: Tx with 104 spores (n=10); placebo (n=2); single dose Cohort 2: Tx with 105 spores (n=10); placebo (n=2); single dose Cohort 3: Tx with 106 spores (n=10); placebo (n=2); single dose Cohort 4: Tx with 107 spores (n=10); placebo (n=2); single dose 96 patients with primary C. difficile infection Cohort 5: Tx with 108 spores (n=10); placebo (n=2); single dose Cohort 6: Tx with 106 spores (n=10); placebo (n=2); over 3 days Cohort 7: Tx with 107 spores (n=10); placebo (n=2); over 3 days Cohort 8: Tx with 108 spores (n=10); placebo (n=2); over 3 days

Summary of SER-262 Phase 1b preliminary study results Preliminary clinical results available from eight patient cohorts, full microbiome date are pending No drug related serious adverse events observed No relative differences observed in the risk of relative recurrence rates in SER-262 as compared to placebo; study not powered to detect statistically significant difference in recurrence rates Low C. diff. recurrence rate observed in patients treated with vancomycin & SER-262, compared to those treated with metronidazole & SER-262, 6% versus 27%, respectively (p value = 0.0213). Prior randomized Phase 3 studies with vancomycin demonstrate a recurrence rate of ~25% Data suggest vancomycin pre-treatment, followed by SER-262, results in more robust and rapid engraftment compared to metronidazole, and thus may lead to corresponding clinical efficacy First ever demonstration of engraftment of a rationally-designed microbiome drug candidate Detected a majority of SER-262 strains in patients receiving SER-262; detection of strains was variable across subjects. Of note not all bacterial species engraft with biologically sourced microbiome drug candidates or with FMT. In patients where SER-262 engraftment occurred, global microbiome changes were observed

SER-287 and Ulcerative Colitis

Inflammatory Bowel Disease (IBD) opportunity for new mechanistic approaches Significant need for improved therapies Large US population: ~700K ulcerative colitis, ~700K Crohn’s Fewer than ~1/3 of patients achieve remission with current therapies Many therapies are immunosuppressive, limiting widespread use

Modulation of the microbiome is an attractive therapeutic target for Ulcerative Colitis May address drivers of inflammation, barrier integrity, innate immune activation, and adaptive immune education and cell trafficking Effector molecules may include short chain fatty acids, secondary bile acids, tryptophan metabolites, and TLR ligands Potentially synergistic effect with other UC products Steroids Thiopurines / MTX Anti-TNFs JAK Inhibitors Anti IL12/23 Microbiome Anti-Integrins S1P1 Agonists Gut Lumen Lamina Propria Blood vessel Gut Epithelium

Selected references: Paramsothy et al. Lancet, 2017; Moayyedi et al. Gastroenterology, 2015; Review article: Costello et al. Alimentary Pharmacology & Therapeutics, 2017. Microbiota transplantation provides clinical proof of concept

SER-287 Phase 1b Ulcerative Colitis study 58 mild-moderate UC patients failing standard of care* Placebo pre-treatment for 6 days Placebo pre-treatment for 6 days Vancomycin pre-treatment for 6 days Vancomycin pre-treatment for 6 days SER-287 once weekly for 8 weeks Placebo once daily for 8 weeks SER-287 once daily for 8 weeks SER-287 once weekly for 8 weeks (n=11) (n=15) (n=15) (n=17) * Study designed to enroll 55 patients, with 15 in SER-287 treatment arms and 10 in the placebo / placebo arm

SER-287 Phase 1b study endpoints Primary Objectives Safety and tolerability Change in composition of intestinal microbiome at 8 weeks Secondary Objectives Remission, endoscopic improvement, and response through measure of the total modified Mayo Score Change in serum and fecal biomarkers Pathologic changes in mucosal biopsies (i.e., histology)

Significant and dose dependent impact on remission



% patients achieving remission
40%
30%
20%
10%
0%
p = 0.0237
0.0%
(0/11)
40.0%
(6/15)
13.3%
(2/15)
17.7%
(3/17)
Placebo pretreatment / Placebo
Vancomycin pretreatment / SER-287 daily
Placebo pretreatment / SER-287 weekly
Vancomycin pretreatment / SER-287 weekly

Remission = Total Modified Mayo score ≤ 2 AND endoscopic subscore ≤ 1
Note: Missing data treated as failure

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Dose dependent impact on endoscopic improvement



% patients with endoscopic improvement
0%
10%
20%
30%
40%
p = 0.178
9.1%
(1/11)
40.0%
(6/15)
33.3%
(5/15)
23.5%
(4/17)
Placebo pretreatment / Placebo
Vancomycin pretreatment / SER-287 daily
Placebo pretreatment / SER-287 weekly
Vancomycin pretreatment / SER-287 weekly

Endoscopic Improvement: Decrease in endoscopic subscore ≥ 1
Note: Endoscopy readings were centrally read by blinded readers, missing data treated as failure

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Pre-treatment endoscopy showing the sigmoid colon with spontaneous bleeding and ulceration Post-treatment day 64 endoscopy Illustrative endoscopy improvement — SER-287 daily treatment

Favorable SER-287 Phase 1b safety profile SER-287 daily arm demonstrated a similar safety profile to placebo No serious drug-related adverse events No subject discontinuations in the SER-287 daily treatment arm Reduced gastrointestinal adverse events provide an independent assessment of efficacy with decreased disease activity SER-287 daily arm GI AEs: 2/15 (13.3%) vs. placebo arm: 5/11 (45.5%)

Analyses of post SER-287 treatment impact on disease activity SER-287 Phase 1b patients were followed for up to 26 weeks post treatment: Of the 11 patients treated with SER-287 who achieved clinical remission, no patients experienced a disease flare in the 26 weeks following the end of treatment (0/11)

Adapted from Leerink Nov. 27 2017 report: Future of IBD: Category should double by 2023 despite GED-0301 disappointment; Note that study-to-study differences limit the ability to directly compare results. Remission Rates for Induction in Active UC SER-287 FDA approved for UC In development for UC Treatment Placebo Treatment minus placebo Favorable SER-287 efficacy relative to selected approved and development stage UC drugs

Robust SER-287 species engraftment; highest in most efficacious study arm Statistically significant engraftment in vanco pre-treat / SER-287 daily arm, versus placebo pre-treat / placebo arm, beginning at day 7 and maintained throughout the dosing period Statistically significant and dose-dependent engraftment in study arms with vanco pre-treatment / SER-287 versus placebo pre-treat arms Data supportive of vancomycin opening ecological niches for SER-287 engraftment SER-287 species identified SER-287 dosing period Placebo pre-treat / Placebo Vanco pre-treat / SER-287 daily Placebo pre-treat / SER-287 weekly Vanco pre-treat / SER-287 weekly

Durable SER-287 engraftment following dosing SER-287 species identified SER-287 dosing period Placebo pre-treat / Placebo Vanco pre-treat / SER-287 daily Placebo pre-treat / SER-287 weekly Vanco pre-treat / SER-287 weekly Statistically significant engraftment maintained through at least 4 weeks following SER-287 dosing

Identified bacterial species signature that associates with clinical remission vs non-remission



Remission
Non-remission
7 days
10 days
14 days
56 days
84 days
7 days
10 days
14 days
56 days
84 days
Relative species abundance
Less
More
19 Species more prevalent in patients achieving clinical remission
13 Species more prevalent in patients not achieving clinical remission

- Predictive species include both SER-287 bacteria and others augmented by treatment
- Functional characterization of signature species is informing drug mechanism of action

Relative abundance heatmap depiction of bacterial species prevalence from vanco/SER-287 daily study arm patients. Each row represents a single bacterial species and each column represents a single patient at a given timepoint. Shading of each square illustrates the relative abundance of each species.

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SER-287 Phase 1b data demonstrate clinical effect and provide supportive molecular mechanistic data CLINCAL OUTCOME SPECIES SIGNATURES METABOLITES & PATHWAYS Dose dependent clinical remission Engraftment (PK) associated with clinical remission Metabolites and functional pathways (PD) associated with remission and microbiome change Additional data presented at May 24, 2018 Seres microbiome R&D event

Planned SER-287 Phase 2b study design Mild to moderate UC patients with active disease N= 268 Placebo SER-287 daily high dose followed by step down SER-287 daily high dose followed by step down SER-287 daily high dose 10-week induction period 26-week exploratory maintenance follow-up Study to further evaluate induction dosing and longer term maintenance efficacy Design expected to support potential FDA registrational data package and with compelling data may be considered a pivotal trial Expect to initiate study in the coming months Placebo pre-treat Vanco pre-treat Vanco pre-treat Placebo pre-treat Six day pretreatment period with either placebo or oral vancomycin Step down = two weeks of SER-287 daily high dose, followed by lower dose Primary efficacy endpoint: Clinical remission

SER-301: Synthetic fermented Ecobiotic® therapeutic candidate for inflammatory bowel disease Oral, mechanistically designed follow-on to SER-287 Selection of SER-301 bacterial composition based on: SER-287 study data (clinical and microbiome analysis) Preclinical activity of microbiome compositions Rationally designed composition has shown activity in mouse model

SER-401 and Immuno-oncology

Collaboration to advance microbiome therapeutic into immuno-oncology Objective: Modulate the microbiome to increase the response of check-point inhibitor therapy Seres option to license foundational intellectual property from MD Anderson related to the use of bacteria in combination with checkpoint inhibitors Planned clinical study start in 2018

MD Anderson collaborators have identified a microbiome signature in melanoma patients who respond to anti-PD-1 Signature driven by bacteria in the class Clostridia, family Ruminococcaceae, including Ruminoccocus and Faecalibacterium All spore formers that leverage deep Seres expertise in the biology and manufacturing of these organisms Gopalakrishnan et al, Science 2017

Treatment of mice with the microbiome signature composition restores anti-PD-1 efficacy after antibiotics Note: Not all donor-derived bacterial spore compositions result in restoration of anti-PD-1 efficacy  Seres research

Planned SER-401 Phase 1b study



Patients with metastatic cancer (melanoma) going onto immune checkpoint blockade (anti-PD-1)

Arm A
Microbiota transfer from anti-PD-1 complete responders (n=20)

Arm B
SER-401 (n=20)

Arm C
Placebo (n=20)

Study objectives

All patients = CT scans with RECIST week 12

Primary endpoint = safety and tolerability

Secondary endpoints = engraftment, response and correlative studies (immune correlates in blood and tumor, metabolites)



Day -14
Day -7
Day 0
Day +7
Day +14
Day +21
Day +42
Day +63
Day +84
Treatment:
anti-PD-1:
Pbo/401/FM
Biospecimens:
Blood
Stool
Biopsy

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Broad IP portfolio and regulatory exclusivity Families of Applications Nationalized Pending Provisionals SERES PATENT PORTFOLIO 16 11 REGULATORY EXCLUSIVITY years for new biological composition 12 years for new drug 10 ISSUED US PATENTS + LICENSED IP* Demonstrates rationally designed ecologies of spores and microbes are patentable Composition of matter and method claims, including option to license foundational IP from MD Anderson related to the use of bacteria in combination with checkpoint inhibitors Claims related to SER-109/ C. difficile & colitis lead candidates through 2033 5 * Includes additional IP rights including 1) a worldwide exclusive license to Memorial Sloan Kettering Cancer Center patent applications related to the use of bacterial compositions for treating HSCT patients and related areas, 2) exclusive option to license intellectual property rights from MD Anderson related to the use of bacteria in combination with checkpoint inhibitors.   9

Resources to operate into the second quarter 2019* Balance Sheet As of June 30, 2018 Cash, cash equivalents and investments $96.1 M SER-109: Multiply recurrent C. difficile infection – Phase 3 ongoing SER-287: Ulcerative colitis – Initiate Phase 2b study in the coming months Immuno-oncology clinical study start later this year Focused R&D efforts to efficiently advance highest priority pipeline programs toward meaningful value inflection points Upcoming Milestones *Cash operating guidance provided August 2, 2018 Runway guidance does not include $20.0 M milestone expected with the start of the SER-287 Phase 2b study